NUVEEN GLOBAL INFRASTRUCTURE FUND

SUPPLEMENT DATED OCTOBER 1, 2021

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2021

Noah Pierce Hauser, CFA, Managing Director, has been named a portfolio manager of Nuveen Global Infrastructure Fund. Jay L. Rosenberg, Tryg T. Sarsland and Jagdeep S. Ghuman will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GIFS-1021P